Evergreen Institutional Money Market Fund

offered through
Commonfund Securities, Inc.

July 7, 2004

Prospectus

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Institutional Money Market Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
Calculating the Share Price
How to Choose an Evergreen Fund
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund
Fees and Expenses of the Fund
Financial Highlights
Other Fund Practices

In general,

the Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Institutional Money Market Fund

typically relies on a combination of the following strategies:

  maintaining $1.00 per share net asset value;
  investing in high quality, short-term money market instruments, including U.S. government securities;
  investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems necessary.

may be appropriate for investors who:

  are seeking a conservative investment which invests in relatively safe securities;
  are seeking a fund for short-term investment; and
  are seeking liquidity.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of the Fund's investments in debt securities and its yield may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Institutional Money Market Fund

FUND FACTS:

Goals:

•  Current Income

•  Preservation of Capital

•  Liquidity

Principal Investment:

•  Money Market Instruments

Class of Shares Offered in this Prospectus:

•  Institutional

Investment Advisor:

•  Evergreen Investment Management Company, LLC

NASDAQ Symbol:

•  EMIXX

Dividend Payment Schedule:

•  Monthly

INVESTMENT GOAL

The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

The Fund invests principally in money market securities including short-term corporate debt obligations (such as fixed, variable or floating rate securities), certificates of deposit and bankers' acceptances, commercial paper, municipal securities and repurchase agreements determined to present minimal credit risk.

In addition, the Fund may invest in U.S. Treasury obligations and short-term securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 30% of its assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. The Fund may also invest in bank obligations.

The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk

In addition to interest rate risk and credit risk, the Fund is subject to risks associated with obligations of the Inter-American Development Bank and the World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriated but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

If the Fund invests in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Certain foreign countries have less developed and less regulated banking systems and accounting systems than the U.S.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Institutional shares of the Fund in each full calendar year since the Institutional shares' inception on 11/19/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
			5.70	5.63	5.25	6.46	4.26	1.86	1.11

Best Quarter:	4th Quarter 2000	+ 1.66%
Worst Quarter:	3rd Quarter 2003	+ 0.24%
Year-to-date total return as of 3/31/2004 is +0.24%.

The next table lists the Fund’s average annual total return for Institutional shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

Average Annual Total Return
(for the period ended 12/31/2003)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/19/1996
Institutional	11/19/1996	1.11%	3.77%	N/A	4.33%

To obtain current yield information call 1-800-847-5397.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 2/29/2004.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Institutional
Management Fees	0.11%
12b-1 Fees	0.00%
Other Expenses	0.10%
Total Fund Operating Expenses	0.21%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Institutional
1 year	$ 22
3 years	$ 68
5 years	$ 118
10 years	$ 268

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $401 billion in consolidated assets as of 12/31/2003. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company, LLC (EIMC)is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $109.4 billion in assets for the Evergreen funds as of 12/31/2003. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the fiscal year ended 2/29/2004, the aggregate advisory fee paid to EIMC by the Fund was 0.11%.

CALCULATING THE SHARE PRICE

The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 5:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately.

Each security held by a Fund is valued on an amortized cost basis according to Rule 2a-7 under the Investment Company Act of 1940. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straightline amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the request is received in good order and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. The Fund seeks to maintain a constant NAV of $1.00 per share.

Shareholders whose purchase of shares of the Institutional Money Market Fund is accepted at or before 3:00 p.m. Eastern time by Commonfund Securities, Inc. and by 5:00 p.m. Eastern time by Evergreen Service Company, LLC, on any day the market is open, except in those cases where the market closes earlier, will receive the dividend declared by the Fund for that day. Shareholders whose purchase of shares is accepted after those times noted above will begin earning dividends on the next business day after the Fund accepts their order.

Closing market prices for foreign securities in particular may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

Short-Term Trading Policy

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund’s shares.

To limit the negative effects on the Fund of short-term trading, the Fund has adopted certain restrictions on trading by investors. Investors are limited to three “round-trip” exchanges per calendar quarter and five “round-trip” exchanges per calendar year. A “round-trip” exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor’s investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund's ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

HOW TO BUY AND REDEEM SHARES

Institutional shares of the Fund are sold at NAV. You can buy and redeem your Institutional shares of the Fund at NAV through Commonfund Securities, Inc. (Commonfund), as described below, on any day the New York Stock Exchange is open pursuant to the Fund's procedures.

Purchasing Shares

To open an account, please send your completed New Account Application to Commonfund Securities, Inc., 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. All investments by institutions must be made by wire or Automated Clearing House (ACH).

Please call Commonfund at 1.888.TCF.FUND to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds or electronically transfer funds through the ACH to Bancorp, ABA #031101114; Account #0011001338; Further Credit: TA2Bancorp, shareholder name and shareholder account number must be specified; alternatively, in the event that Bancorp is not available, you may wire federal funds to Investors Bank & Trust Company (IBT); ABA #011001438; Account #020103345; Further Credit: Evergreen IMMF, shareholder name and shareholder account number must be specified.

Acceptance of Subscriptions

In order for your purchase to be processed on the trade date, your order must be received in good order prior to 3:00 p.m. Eastern time. To be in good order, Bancorp must receive your purchase order and funds by 3:00 p.m. Eastern time. A purchase order will be rejected if Bancorp does not receive funds by 3:00 p.m. Eastern time, or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

Telephone Transactions

Purchasing or redeeming Institutional shares over the telephone is extremely convenient, but not without risk. Although Commonfund and IBT have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, neither Commonfund, IBT nor the Fund is responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with Commonfund by telephone, you will generally bear the risk of any loss.

Redeeming Shares

You may redeem your shares on any Business Day by contacting Commonfund by mail at Commonfund Securities, Inc., 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812 or by telephone (1.888.TCF.FUND). The redemption price of each share will be the NAV next determined after a Fund receives your request in good order. To be in good order, your redemption request must be received by 3:00 p.m. Eastern time. Payments in redemption will be made by wire transfer to the account designated in your New Account Application.

By Mail— If you wish to redeem Institutional shares by mail, send a letter to Commonfund with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by calling 1.888.TCF.FUND.

By Telephone— When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

Suspension of Your Right to Redeem Shares—A Fund may suspend your right to redeem shares if the New York Stock Exchange restricts trading, the Securities and Exchange Commission (SEC) declares an emergency, or for such other periods as the SEC may by order permit.

Receiving Your Money

Normally, your redemption proceeds will be sent out on the same day if Commonfund has received your redemption request by 3:00 p.m. Eastern time. In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.

OTHER SERVICES

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the ACH to your bank account. The details of your dividends and other distributions will be included on your statement.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You will be taxed on fund distributions which may consist of dividends and capital gains. However, the sale of money market fund shares typically is not a tax reportable event because the net asset value of the shares generally would not change.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a monthly dividend from the interest income it receives on securities in which it invests. Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. Dividends paid by a Fund are not expected to qualify for the 15% tax rate for individuals since all of the Fund's income will be derived from interest.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. The Fund also includes short-term capital gains in its net realized capital gains, if any, and does not expect to realize any long-term gains or losses. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a maximum rate no higher than 15%. It is not anticipated that any significant capital gains will be realized by the Fund.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividends will be reinvested. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

FEES AND EXPENSES OF THE FUND

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

Recoupment of Previously Waived Expenses

From time to time, the Funds' investment advisor may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit a Fund's operating expenses. The amount of any fees or expenses waived or reimbursed is subject to later recoupment by the investment advisor for a period of up to three fiscal years following the year in which the waiver or reimbursement occurred. For more complete information regarding the current status of any possible recoupment for previously waived or reimbursed fees, including the amount, please see each Fund's latest Annual or Semi-annual Report.

Additional Compensation to Financial Services Firms

EIMC or Evergreen Investment Services, Inc. (EIS) has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. EIMC has entered into such an arrangement with Commonfund whereby EIMC pays Commonfund 0.07% annually of the Fund's average daily net assets, based on Commonfund customer assets, for marketing support services. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in the Institutional shares of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI, which is available upon request.

Institutional Money Market Fund

Year Ended February 28,
INSTITUTIONAL SHARES	2004 [1]	2003	2002	2001	2000 [1]
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.010	0.017	0.035	0.063	0.053
Distributions to shareholders from
Net investment income	- 0.010	- 0.017	- 0.035	- 0.063	- 0.053
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	1.05%	1.75%	3.58%	6.50%	5.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 13,392,535	$ 19,297,892	$ 11,290,424	$ 6,261,505	$ 3,848,005
Ratios to average net assets
Expenses [2]	0.21%	0.21%	0.22%	0.21%	0.22%
Net investment income	1.06%	1.70%	3.35%	6.31%	5.25%

1.  Year ended February 29.

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

OTHER FUND PRACTICES

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including risks.

For More Information About Evergreen Institutional Money Market Fund, Ask for:

The Fund's most recent Annual or Semi-annual Report,which contains a complete financial accounting for the Fund and a complete list of the Fund’s portfolio holdings as of a specific date, as well as commentary from the Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal year or period.

The Statement of Additional Information (SAI),which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available on the SEC’s Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

•  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

•  200 Berkeley Street, Boston, MA 02116-5034.

COMMONFUND LOGO

Commonfund Securities, Inc.

15 Old Danbury Road

P.O. Box 812

Wilton, CT 06897-0812

Tel. 888.TCF.MAIN

Tel. 203.563.5000

www.commonfund.org

50000 (7/04)

SEC File No.: 811-08405